UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2014
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 23, 2014, Tesoro Logistics LP (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Tesoro Corporation (“Tesoro”), Tesoro Refining & Marketing Company LLC (“TRMC”), Tesoro Alaska Company LLC (“TAC”), Tesoro Logistics GP, LLC (the “General Partner”), Tesoro Logistics Operations LLC (the “Operating Company”) and Tesoro Logistics Pipelines LLC (“TLP”). Pursuant to the Contribution Agreement, Tesoro, TRMC and TAC agreed to contribute, through the General Partner and the Partnership to the Operating Company or TLP, as applicable, the assets described below (the “Assets”):

•	TAC’s two-lane truck terminal, and six storage tanks with approximately 213,000 barrels of storage capacity, located in Nikiski, Alaska (collectively, the “Nikiski Assets”);

•
all of Tesoro’s membership interests (the “TAPC Equity”) in Tesoro Alaska Pipeline Company LLC, a wholly-owned subsidiary of Tesoro, which owns the 69-mile common carrier refined products pipeline running outbound from TAC’s Nikiski Terminal;

•
TRMC’s two-lane, clean products truck terminal, two-lane light ends truck terminal, a light ends rail loading and unloading facility, and four crude and black oil storage tanks with a shell capacity of approximately 1,500,000 barrels, all located at TRMC’s refinery in Anacortes, Washington (collectively, the “Anacortes Assets”);

•
TRMC’s three-lane, clean products truck terminal, two-lane, light ends truck terminal and a light ends rail loading and unloading facility, all located at TRMC’s refinery in Martinez, California (collectively, the “Martinez Assets”); and

•	certain related assets used in connection with the foregoing assets.

The total consideration for the Assets was approximately $270 million. The contribution pursuant to the Contribution Agreement was made in two stages.

In the first stage that was completed on July 1, 2014, TRMC and TAC contributed the Nikiski Assets, the Anacortes Assets and the Martinez Assets to the General Partner in exchange for additional membership interests in the General Partner. The General Partner contributed such assets to the Partnership in consideration of the receipt by the General Partner of $214.4 million from the Partnership in cash, partly financed with borrowings under the Partnership's revolving credit facility, and the issuance of equity securities of the Partnership with a combined fair value of $27 million. The equity was comprised of a sufficient number of general partner units to maintain the General Partner's 2% general partner interest in the Partnership and the remainder in common units. The Partnership then contributed such assets to the Operating Company.

In the second stage that was completed on September 30, 2014, upon receiving the required regulatory approval from the Regulatory Commission of Alaska, Tesoro contributed the TAPC Equity to the General Partner in exchange for additional membership interests in the General Partner. The General Partner contributed such assets to the Partnership in consideration of the receipt by the General Partner of $28.6 million in cash, which was financed with borrowings under the Partnership’s revolving credit facility. The Partnership then contributed the TAPC Equity to the Operating Company and the Operating Company contributed the TAPC Equity to TLP, each as a capital contribution.

The foregoing description is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets

Contribution, Conveyance and Assumption Agreement

    On September 8, 2014, the parties to the Contribution Agreement received regulatory approval from the Regulatory Commission of Alaska to contribute the TAPC Equity to TLP. The parties to the Contribution Agreement consummated the second stage of transactions contemplated thereby on September 30, 2014. Pursuant to the Contribution Agreement:

•	the General Partner acquired the TAPC Equity from Tesoro in exchange for additional membership interests in the General Partner;

•	the Partnership acquired the TAPC Equity from the General Partner in exchange for $28.6 million in cash, which was financed with borrowings under the Partnership's revolving credit facility;

•	the Operating Company acquired the TAPC Equity from the Partnership as a contribution to capital; and

•	TLP acquired the TAPC Equity from the Operating Company as a contribution to capital.

The foregoing description is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment No. 1 to the Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC

Effective September 30, 2014, Tesoro, TAC, TRMC and the General Partner entered into an Amendment No. 1 to the Second Amended and Restated Liability Company Agreement of Tesoro Logistics GP, LLC (the “Amendment No. 1”). The Amendment No. 1 adjusts the membership interests of the owners of the General Partner to reflect the contribution of the TAPC Equity from Tesoro to the General Partner pursuant to the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Amendment No. 1, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 30, 2014, the Partnership issued a press release announcing the contribution of the TAPC Equity. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Contribution, Conveyance and Assumption Agreement, dated as of June 23, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, Tesoro Logistics Operations LLC and Tesoro Logistics Pipelines LLC (incorporated by reference herein from Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on June 23, 2014, File No. 1-35143).

3.1
Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of July 1, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, and Tesoro Logistics GP, LLC.

99.1	Press release of the Partnership issued on September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 30, 2014

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

2.1
Contribution, Conveyance and Assumption Agreement, dated as of June 23, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, Tesoro Logistics Operations LLC and Tesoro Logistics Pipelines LLC (incorporated by reference herein from Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on June 23, 2014, File No. 1-35143).

3.1
Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of July 1, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, and Tesoro Logistics GP, LLC.

99.1	Press release of the Partnership issued on September 30, 2014.

5